Interest and other income (Tables)	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Summary of Interest and Other Income

$ million
	2022	2021	2020
Interest income	1,046	511	679
Dividend income (from investments in equity securities)	216	91	22
Net gains on sale and revaluation of non-current assets and businesses	642	5,995	286
Net foreign exchange (losses)/gains on financing activities	(340)	118	(391)
Other	(649)	341	273
Total	915	7,056	869